NOTICE TO SHAREHOLDERS
AND
SUPPLEMENT DATED FEBRUARY 24, 2016
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED
 FEBRUARY 27, 2015, AS SUPPLEMENTED TO DATE AND TO THE
SUMMARY PROSPECTUS DATED MAY 26, 2015, AS SUPPLEMENTED TO DATE

Arden Alternative Strategies Fund

Series of Arden Investment Series Trust

Capitalized terms used in this Supplement and not defined have the same meanings as set forth in the Prospectus and Statement of Additional Information.  Please retain this Supplement for future reference.

On February 23, 2016, considering the long-term viability of the Fund and other relevant considerations, the Board of Trustees of Arden Investment Series Trust (the “Trust”) approved termination of the Agreement and Plan of Reorganization (the “Reorganization”) approved by shareholders of the Fund, pursuant to which the Fund would have been reorganized into Aberdeen Multi-Manager Alternative Strategies Fund (the “Aberdeen Fund”).  Further, in light of the considerations surrounding the long-term viability of the Fund, the Trust’s Board of Trustees approved a Plan of Liquidation for the Arden Alternative Strategies Fund (the “Fund”) pursuant to which the Fund will be liquidated (the “Liquidation”) on or before March 31, 2016, or on such subsequent date as determined by the officers of the Trust with the advice of counsel to the Trust (the “Liquidation Date”). Shareholder approval of the Liquidation is not required.

Suspension of Sales. Effective after market close on February 29, 2016, the Fund will be closed to all investments and as such, will no longer accept any purchases or dividend or other automatic reinvestments into the Fund.

Liquidation of Assets. During the period prior to the Liquidation Date, the Fund may depart from its stated investment objective and policies as it liquidates holdings in preparation for the distribution of assets to investors. On the Liquidation Date, the Fund will liquidate and distribute pro rata to the shareholders of record as of the close of business on the Liquidation Date such shareholders’ proportionate interest in all of the remaining assets of the Fund in complete cancellation and redemption of all the outstanding shares of the Fund. The Fund and its shareholders will bear expenses of the Liquidation, including transaction costs and any associated tax consequences.

Holders through Financial Intermediaries. If you are invested in the Fund through a financial intermediary, please contact that financial intermediary if you have any questions. If you are invested in a tax qualified account through a financial intermediary and Arden Fund Shareholder Services, which can be contacted at 1-855-592-7336, does not receive instructions from you, the account trustee or custodian, or the Retirement Plan administrator or other plan fiduciary, as applicable, then the Fund will send a liquidating distribution to the Retirement Plan, or the trustee/custodian for the benefit of your account, which will process distribution according to its own policies and procedures.

Income Tax Matters. The liquidation of the Fund, like any redemption of Fund shares, will constitute a sale upon which a gain or loss may be recognized for state and federal income tax purposes, depending on the type of account and the adjusted cost basis of the investor’s shares. Please contact your tax advisor to discuss the tax consequences to you of the Liquidation.